EXHIBIT 99.1

Welcome Union Planters Shareholders

Agenda Welcome and introduction Business session Chairman's presentation and comments Announcement of votes Questions and answers

Business session Election of directors Approval of selection of auditors

2003 Annual Meeting of Shareholders Chairman's presentation and comments April 17, 2003 Jackson W. Moore Chairman, President and CEO

Presentation overview Corporate Governance Union Planters Overview and 2002 Financial Results Public Markets and Union Planters Strategic Focus First Quarter 2003 Financial Performance Long-Term Performance The Union Planters Value Proposition

Cautionary statement regarding forward-looking information Certain statements made by management in this presentation are not statements of historical fact, but are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These "forward-looking statements" involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Additional discussion of factors that could cause actual results to differ materially from projections, forecasts, estimates and expectations is contained in respective SEC filings and in the 2003 Proxy Statement Including 2002 Annual Financial Disclosures. .. . . . . Investors may listen to a replay of this message by calling 1-800-294-1006 (confirmation code: 8894). A replay of this message is also available at http://www.unionplanters.com/investor/.

Corporate Governance

Union Planters is dedicated to enhancing corporate governance Eleven of the 13 members of the Board of Directors are non-management directors A majority of the Directors attended the Directors' Education Institute at Duke University The Compensation/Nominations/Corporate Governance Committee oversees all corporate governance activities Committee comprised solely of independent directors The Directors' Audit Committee is comprised solely of independent directors Bank Director Magazine recently published a survey which ranked Union Planters No. 3 in overall corporate governance among large U.S. banks Added an Enterprise Risk Manager to the executive management team Engaged a separate public accounting firm to support internal audit function

Union Planters Overview and 2002 Financial Results

Union Planters Corporation Memphis, Tennessee 2002 (Year ended) Earnings: $529 million Revenue: $2.1billion 2002 (At Year-end) Shareholders' Equity: $3.2 billion Market Capitalization: $5.6 billion Total Loans: $22.8 billion Total Deposits: $23.3 billion Branches in 12 states 762 Branches 965 ATMs

Union Planters Corporation Forbes 500: No. 218 in the Super Rank Fortune 1000: No. 26 in Commercial Banking; No. 12 among the 40 largest U.S. commercial banks in profits as a percentage of assets Business Week: No. 240 in the S&P 500 Performance Ranking

Union Planters Corporation St. Louis $3.2 billion in deposits (13.8% of UPC) 7.9% Market share Miami $2.9 billion in deposits (12.2% of UPC) 6.8% Market share Memphis $2.8 billion in deposits (11.8% of UPC) 14.3% Market share Nashville $1.0 billion in deposits (4.5% of UPC) 5.7% Market share Indianapolis $828 million in deposits (3.5% of UPC) 3.9% Market share Source: Federal Deposit Insurance Corporation, June 30, 2002

Union Planters Corporation Footprint includes 27 Key Metropolitan Statistical Areas Source: FDIC Deposit and Market Share information as of June 30, 2002 and Appendix F of 2003 Proxy

Public Markets and Union Planters

Recent factors affecting the public equity markets Since mid-2000, investor confidence has been shaken Terrorism and Middle East conflict Accounting scandals Corporate corruption Bankruptcies/near-bankruptcies Slow capital expenditure growth Impact on market Market indices have fallen to multi-year lows Over $7 trillion of value removed from U.S. equity markets since March 2000 $17 billion of equity fund net flows in 2002, down 93% from the $250 billion in 2000 120 earnings restatements in 1997; 270 in 2001; more than 300 in 2002 Three consecutive years of market decline; this last occurred in 1939- 1941 Source: Merrill Lynch & Co., Inc.

Crises are common

Date Union Planters Peers1 Line 3 JPMorgan RBI2 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 Annotations 1/1/2001 100 100 100 100 1/2/2001 97.73 97.06 100 97.26 1/3/2001 102.45 100.07 100 100.2 1/4/2001 104.55 100.87 100 101.63 1/5/2001 101.92 98.07 100 99.07 1/8/2001 100.7 97.07 100 97.78 1/9/2001 99.13 95.76 100 96.05 1/10/2001 102.27 98.16 100 98.05 1/11/2001 102.8 98.1 100 98.02 1/12/2001 102.45 96.29 100 96.13 1/15/2001 102.45 96.29 100 96.13 1/16/2001 104.55 98.22 100 98.4 1/17/2001 107.17 98.38 100 98.99 1/18/2001 102.97 96.99 100 97.04 1/19/2001 102.62 95.56 100 95.88 1/22/2001 106.64 97.51 100 97.7 1/23/2001 106.64 98.94 100 98.8 1/24/2001 108.04 98.74 100 99.06 1/25/2001 106.99 98.49 100 99.13 1/26/2001 109.09 99.85 100 100.34 1/29/2001 109.23 100.59 100 100.59 1/30/2001 109.2 101.91 100 101.47 1/31/2001 107.3 101.48 100 100.89 2/1/2001 107.38 101.61 100 100.65 2/2/2001 108.59 100.96 100 100.6 2/5/2001 109.34 102.15 100 101.37 2/6/2001 107.16 101.17 100 100.29 2/7/2001 107.33 101.95 100 100.64 2/8/2001 106.99 102.19 100 100.25 2/9/2001 107.94 102.4 100 100.83 2/12/2001 108.95 103.35 100 102.27 2/13/2001 108.53 102.89 100 101.61 2/14/2001 109.06 102.91 100 101.34 2/15/2001 107.72 102.05 100 100.47 2/16/2001 109.43 102.82 100 102.12 2/19/2001 109.43 102.82 100 102.12 2/20/2001 106.57 100.85 100 99.61 2/21/2001 105.34 99.85 100 98.58 2/22/2001 103.41 98.99 100 97.46 2/23/2001 105.73 99.27 100 97.65 2/26/2001 107.22 101.02 100 99.43 2/27/2001 107.19 101.56 100 100.29 2/28/2001 106.46 100.55 100 98.92 3/1/2001 105.03 100.7 100 99.34 3/2/2001 106.21 101.89 100 100.09 3/5/2001 105.31 101.16 100 99.09 3/6/2001 106.55 101.06 100 98.99 3/7/2001 107.8 102.4 100 100.19 3/8/2001 109.09 102.74 100 100.43 3/9/2001 106.99 100.69 100 98.55 88.1 3/12/2001 103.58 97.03 100 94.32 3/13/2001 106.18 99.05 100 96.53 3/14/2001 103.8 96.1 100 93.44 3/15/2001 106.66 98.84 100 96.07 3/16/2001 104.64 97.39 100 94.55 3/19/2001 105.48 97.98 100 95.33 69.8 3/20/2001 102.88 95.72 100 93.08 3/21/2001 98.52 92.64 100 89.75 3/22/2001 97.06 89.3 100 86.57 3/23/2001 101.87 92.74 100 90.56 3/26/2001 104.2 94.25 100 92.39 3/27/2001 105.76 96.41 100 94.3 3/28/2001 105.62 96.21 100 94.38 3/29/2001 105.48 95.96 100 94.39 3/30/2001 107.66 98.56 100 96.98 4/2/2001 107.3 98.02 100 96.94 4/3/2001 104.9 96.95 100 95.5 4/4/2001 101.82 94.2 100 92.74 4/5/2001 105.54 97.18 100 95.45 4/6/2001 103.36 95.74 100 94.13 4/9/2001 103.92 96.36 100 94.81 4/10/2001 105.45 97.78 100 95.9 4/11/2001 105.31 98.13 100 95.98 4/12/2001 105.29 98.42 100 96.29 4/13/2001 105.29 98.42 100 96.29 4/16/2001 105.34 97.56 100 95.77 4/17/2001 104.56 97.9 100 94.5 4/18/2001 108.11 100.58 100 96.75 4/19/2001 108.03 101.22 100 97.02 4/20/2001 108.17 100.4 100 96.22 4/23/2001 107.72 99.57 100 95.24 4/24/2001 108.03 99.49 100 95.05 4/25/2001 107.36 99.29 100 94.98 4/26/2001 107.3 98.59 100 93.79 4/27/2001 108.03 99.94 100 95.76 4/30/2001 106.32 98.87 100 94.5 5/1/2001 106.97 99.51 100 95.2 5/2/2001 106.43 100.18 100 95.14 5/3/2001 107.69 100.19 100 94.8 5/4/2001 109.43 101.15 100 96.04 88.18 5/7/2001 108.81 100.87 100 95.55 5/8/2001 108.08 99.83 100 95.08 5/9/2001 107.66 99.97 100 95.1 5/10/2001 108.53 100.33 100 95.19 5/11/2001 107.22 99.88 100 94.66 5/14/2001 107.8 97.05 100 93.69 5/15/2001 108.53 97.46 100 94.24 5/16/2001 111.89 99.3 100 96.72 5/17/2001 112.06 99.35 100 96.66 1 Peers include ASO, BBT, CBSH, CBSS, FTN, HBAN, MI, MRBK, MTB, NCF, RF, SNV, SOTR, STI and ZION 2 JPMorgan RBI includes ASBC, ASO, BBT, CBSH, CFR, CMA, CYN, FITB, FMER, HBAN, HIB, KEY, MI, MRBK, MTB, NCC, NCF, NFB, PNC, RF, SOTR, STI, TRMK, UPC and ZION Note: Market data as of March 31, 2003 Source: Tradeline, FirstCall, company research, Dow Jones UPC +10.3% Peers1 (7.5)% JPM RBI2 (15.4)% UPC Price Performance from January 1, 2001 through March 31, 2003 Indexed Price Performance (%) compared to regional bank holding company peers and the JPMorgan Regional Bank Index

13% compound annual net earnings growth and 16% compound annual EPS growth 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 Net Earnings 106.4 109.3 112 115.9 125.9 129.1 135.8 136.5 Diluted EPS 0.51 0.53 0.54 0.55 0.61 0.63 0.67 0.68

Strategic Focus

Winning organizations will: Hire quality employees and support them with excellent leadership, training, recognition and communication Have a highly efficient business model Have a clearly defined business strategy and brand Be disciplined in sales and service processes Be effective in credit and overall enterprise risk management Meet or exceed market expectations for revenue and net earnings growth and demonstrate a capacity to sustain this growth long-term

Growth in Key Markets Sales & Service Credit Quality The Right Solutions through Strong Partnerships Efficient Business Model Winning TEAM Strategies defined

2001 2002 '02/'01 Growth Net earnings $443.6M $529.0M +19.3% Diluted EPS $2.13 $2.59 +21.6% Return on average assets 1.30% 1.62% +24.6% Return on average common equity 14.34% 16.55% +15.4% Return on average tangible equity 20.83% 23.22% +11.5% Produced record results in 2002

Efficiency ratio, excluding amortization of goodwill, mortgage servicing rights and other intangibles With an efficient business model 2000 2001 2002 Efficiency Ratio 0.5579 0.5465 0.5002

And enhanced productivity Improvements from 2000 to 2002 Revenue per employee up 34% Revenue per branch up 30% Core deposits1 per employee up 42% Core deposits1 per branch up 37% 1Core deposits consist of total deposits less time deposits

2000 2001 2002 Noninterest income 559.4 769.7 786.5 Noninterest income, excluding mortgage banking revenue, net gains on sale of branches, merchant services income and gains, and investment securities gains ($158.2M, $303.8M and $283.8M, respectively) 401.2 465.9 502.7 +16.1% +7.9% Solid noninterest income growth Dollars in millions

Areas of Significant Growth FY 2001 % Growth FY 2002 Mortgage banking revenue 183.9 $ 243.4 $ Professional employment organization, net revenues 21.9 $ 28.3 $ Bankcard fees 30.8 $ 38.8 $ Factoring commissions and fees 38.1 $ 41.5 $ Investment and insurance 50.9 $ 54.9 $ Service charges on deposit accounts 218.3 $ 232.2 $ 26.2% 6.4% 29.2% 9.1% 7.8% 32.3% Noninterest income growth Dollars in millions

First Quarter 2003 Financial Performance

Year-over-year improvement 1Q 2002 1Q 2003 Q1/Q1 Growth Net earnings $127.5M $133.7M +4.9% Diluted EPS $0.61 $0.67 +9.8% Return on average assets 1.59% 1.63% +2.5% Return on average common equity 16.10% 17.08% +6.1% Return on average tangible equity 22.63% 24.16% +6.8%

Increased net earnings and diluted EPS Dollars in millions, except per share amounts

Adjusted net earnings Adjusted for securities gains, MSR impairment and tax benefit MSR = Mortgage Servicing Rights

1Q 2002 1Q 2003 Noninterest income 175.4 231.3 Noninterest income, excluding mortgage banking revenue, net gains on sale of branches, merchant services income and gains and investment securities gains ($61.3M and $108.8M, respectively) 114.1 122.5 +31.9% +7.4% Solid noninterest income growth Dollars in millions

20.9% 10.4% 17.2% 9.7% 74.1% Noninterest income growth Dollars in millions

Credit quality improvement 4Q 2002 1Q 2003 Potential problem assets 42.8 45.2 Net charge-offs 65.631 48.649 4Q 2002 1Q 2003 Nonperforming assets 342.3 312.316 8.7% Reduction 25.9% Reduction Dollars in millions

Long-Term Performance

Solid long-term performance history *Compound Annual Growth to 2002 Closing Stock Price of $28.14 Stock Prices are split-adjusted

Five consecutive years of EPS growth Year 1998 1999 2000 2001 2002 EPS 1.05 1.9 2 2.13 2.59 Diluted earnings per share 25.2% Compound Annual Growth

The Union Planters Value Proposition

The Union Planters Value Proposition Strategic positioning and UPExcel are complete Efficient business model is in place UPC has the capacity to grow revenue Markets with strong growth potential Products, distribution and targeted marketing Local market execution Credit quality improvements

Results of Voting